Exhibit 10.1

MICROVISION, INC.

AMENDMENT NO. 1 TO AT-THE-MARKET SALES AGREEMENT

June 12, 2026

Deutsche Bank Securities Inc.

1 Columbus Circle

New York, New York 10019

Mizuho Securities USA LLC

1271 Avenue of the Americas

New York, New York 10020

Craig-Hallum Capital Group LLC

222 South 9th Street, Suite 350

Minneapolis, MN 55402

Ladies and Gentlemen:

Reference is made to the At-the-Market Sales Agreement, dated March 5, 2024 (the “Agreement”), by and between MicroVision, Inc., a Delaware corporation (the “Company”), and Deutsche Bank Securities Inc., Mizuho Securities USA LLC and Craig-Hallum Capital Group LLC (the “Agents”). Capitalized terms used herein but not otherwise defined are used herein as defined in the Agreement.

The Company and the Agents (collectively, the “Parties”) wish to amend the Agreement, pursuant to Section 16 of the Agreement, on the terms and conditions set forth in this letter (this “Amendment”). Therefore, for and in consideration of the mutual covenants and agreements herein contained, and contained in the Sales Agreement, the Parties hereby agree as follows:

1. This Amendment shall be effective as of the date (the “New Registration Statement Effective Date”) on which the registration statement on Form S-3 filed by the Company with the Commission relating to the Shares (the “New Registration Statement”) is declared effective by the Commission.

2. The second paragraph of Section 1 of the Agreement is hereby amended and restated in its entirety to read as follows:

“The Company prepared and filed, in accordance with the provisions of the Securities Act of 1933, as amended (the “Securities Act”) and the rules and regulations thereunder (the “Securities Act Regulations”), with the Commission a registration statement on Form S-3 (the “New Registration Statement”), including a prospectus relating to the Shares (referred to herein as the “Prospectus Supplement”), which became effective on such date as it was declared effective by the Commission (the “New Registration Statement Effective Date”), which incorporated by reference documents that the Company has filed or will file in accordance with the provisions of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations thereunder. The Company will furnish to the Agents, for use by the Agents, copies of the New Registration Statement, including the Prospectus Supplement on the New Registration Statement Effective Date. Except where the context otherwise requires, the New Registration Statement, as amended or supplemented from time to time, including all documents filed as part thereof or incorporated by reference therein, and including any information contained in a Prospectus (as defined below) subsequently filed with the Commission pursuant to Rule 424(b) under the Securities Act Regulations or deemed to be a part of such registration statement pursuant to Rule 430B of the Securities Act Regulations, is herein called the “Registration Statement.” The Prospectus Supplement, including all documents incorporated therein by reference, included in the Registration Statement, as it may be supplemented by any prospectus supplement or any Permitted Free Writing Prospectus (as defined below), as applicable, in the form in which such Prospectus Supplement, prospectus supplement and/or Permitted Free Writing Prospectus have most recently been filed by the Company with the Commission pursuant to Rule 424(b) under the Securities Act Regulations, is herein called the “Prospectus.” Any reference herein to the Registration Statement, the Prospectus or any amendment or supplement thereto shall be deemed to refer to and include the documents incorporated by reference therein, and any reference herein to the terms “amend,” “amendment” or “supplement” with respect to the Registration Statement or the Prospectus shall be deemed to refer to and include the filing after the execution hereof of any document with the Commission deemed to be incorporated by reference therein (the “Incorporated Documents”).”

3. The first and second sentences of Section 6(a) of the Agreement are hereby amended and restated in their entirety as follows:

“The Company and the transactions contemplated by this Agreement meet the requirements for and comply with the conditions for the use of Form S-3 under the Securities Act. The Registration Statement has been filed with the Commission and was declared effective by the Commission on the New Registration Statement Effective Date under the Securities Act. The Prospectus Supplement names Deutsche Bank Securities Inc., Mizuho Securities USA LLC and Craig-Hallum Capital Group LLC as the agents in the section entitled “Plan of Distribution.””

4. Section 6(e) of the Agreement is hereby amended and restated in its entirety as follows:

“The financial statements included or incorporated by reference in the Registration Statement and the Prospectus, together with the related notes and schedules, present fairly, in all material respects, the financial position of the Company and the Subsidiaries (as defined below) as of the dates indicated and the results of operations, cash flows and changes in stockholders’ equity of the Company for the periods specified (subject, in the case of unaudited statements, to normal year-end audit adjustments) and have been prepared in compliance with the requirements of the Securities Act and Exchange Act, as applicable, and in conformity with GAAP (as defined below), applied on a consistent basis (except for such adjustments to accounting standards and practices as are noted therein and except in the case of unaudited financial statements to the extent they may exclude footnotes or may be condensed or summary statements) during the periods involved; the other financial and statistical data with respect to the Company and the Subsidiaries contained or incorporated by reference in the Registration Statement and the Prospectus are accurately and fairly presented in all material respects and prepared on a basis materially consistent with the financial statements and books and records of the Company; there are no financial statements (historical or pro forma) that are required to be included or incorporated by reference in the Registration Statement or the Prospectus that are not included or incorporated by reference as required; the Company and the Subsidiaries do not have any material liabilities or obligations, direct or contingent (including any off-balance sheet obligations), not described in the Registration Statement (including the exhibits thereto and Incorporated Documents) and the Prospectus which are required to be described in the Registration Statement or the Prospectus (including exhibits thereto and Incorporated Documents); all disclosures contained or incorporated by reference in the Registration Statement and the Prospectus regarding “non-GAAP financial measures” (as such term is defined by the rules and regulations of the Commission) comply in all material respects with Regulation G of the Exchange Act and Item 10 of Regulation S-K under the Securities Act, to the extent applicable; and the interactive data in eXtensible Business Reporting Language included or incorporated by reference in the Registration Statement or the Prospectus fairly presents the information called for in all material respects and has been prepared in all material respects in accordance with the Commission’s rules and guidelines applicable thereto”

5. Section 6(s) of the Agreement is hereby amended and restated in its entirety to read as follows:

“(s) Independent Public Accountant. Baker Tilly US, LLP (“Company Auditor”), whose report on the consolidated financial statements of the Company is filed with the Commission as part of the Company’s most recent Annual Report on Form 10-K filed with the Commission and incorporated into the Registration Statement, is and, during the periods covered by its reports, was, to the Company’s knowledge, an independent public accounting firm within the meaning of the Securities Act and the Public Company Accounting Oversight Board (United States) (“PCAOB”). To the Company’s knowledge, Company Auditor is not in violation of the auditor independence requirements of the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”) with respect to the Company. Each other accounting firm, if any, that has certified or reported on any other financial statements included or incorporated by reference in the Registration Statement or the Prospectus is an independent registered public accounting firm or independent auditor with respect to the Company and its Subsidiaries or other appropriate entity, as applicable, within the meaning of the Securities Act and applicable auditor independence rules and regulations.”

6. Section 7(o) of the Agreement is hereby amended and restated in its entirety to read as follows

“(o) Comfort Letters. On each Representation Date to which a waiver does not apply, Company Auditor shall deliver to the Agents the comfort letter described in Section 9(g), and, if the Registration Statement or the Prospectus shall include or incorporate by reference the financial statements of any entity or business (other than the consolidated financial statements of the Company and the Subsidiaries), the Company shall, if requested by the Agents, cause a firm of independent public accountants to furnish to the Agents a comfort letter described in Section 9(g).”

7. Section 7 of the Agreement is hereby amended to add the following new subsection (v):

“(v) Notice of New Registration Statement Effectiveness. The Company will promptly notify the Agents in writing upon the New Registration Statement becoming effective. The New Registration Statement Effective Date shall be a Representation Date.”

8. Section 9(g) of the Agreement is hereby amended and restated in its entirety to read as follows:

“(g) Comfort Letters. The Agents shall have received letters, on the dates on which delivery of such letters are required pursuant to Section 7(o), in form and substance satisfactory to the Agents, from Company Auditor and current independent registered public accounting firm for the Company (A) confirming that as of the date of its respective audit report(s), it was an independent registered public accounting firm within the meaning of the Securities Act, the Exchange Act and the Public Company Accounting Oversight Board, (B) stating, as of such date, the conclusions and findings of such firm with respect to the financial information and other matters ordinarily covered by accountants’ “comfort letters” to underwriters in connection with registered public offerings (the first such letter, the “Initial Comfort Letter”) and (C) updating the Initial Comfort Letter with any information that would have been included in the Initial Comfort Letter had it been given on such date and modified as necessary to relate to the Registration Statement, the Prospectus or any issuer free writing prospectus, as amended and supplemented to the date of such letter; and, if the Registration Statement or the Prospectus shall include or incorporate by reference the financial statements of any entity or business (other than the consolidated financial statements of the Company and the Subsidiaries), the Company shall, if requested by the Agents, cause a firm of independent public accountants to furnish to the Agents a comfort letter addressing such matters as the Agents may reasonably request on the dates on which delivery of such letter is required pursuant to Section 7(o).”

9. Governing Law. THIS AMENDMENT SHALL BE SUBJECT TO THE PROVISIONS REGARDING APPLICABLE LAW AND WAIVER OF JURY TRIAL SET FORTH IN SECTION 17 OF THE AGREEMENT, AND SUCH PROVISIONS ARE INCORPORATED HEREIN BY THIS REFERENCE, MUTATIS MUTANDIS.

10. Counterparts. This Amendment may be signed in one or more counterparts, each of which shall constitute an original and all of which together shall constitute one and the same agreement, which may be delivered by facsimile or in .pdf file via e-mail.

11. Agreement Remains in Effect. Except as provided herein, all provisions, terms and conditions of the Agreement shall remain in full force and effect. As amended hereby, the Agreement is ratified and confirmed in all respects. On and after the date of this Amendment, each reference in the Agreement to the “Agreement”, “hereinafter”, “herein”, “hereunder”, “hereof”, or words of like import shall mean and be a reference to the Agreement as amended by this Amendment.

(Signature page follows.)

If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Company a counterpart hereof; whereupon this Amendment shall constitute a binding amendment to the Agreement between the Company and the Agents.

Very truly yours,

MICROVISION, INC.

By:	/s/ Glen DeVos
Name:	Glen DeVos
Title:	Chief Executive Officer

The foregoing Amendment No. 1 to the Agreement is hereby confirmed and accepted as of the date first written above.

DEUTSCHE BANK SECURITIES INC.

By:	/s/ Justin Smolkin
Name:	Justin Smolkin
Title:	Managing Director

By:	/s/ Saru Pasupathy
Name:	Saru Pasupathy
Title:	Director

MIZUHO SECURITIES USA LLC

By:	/s/ Josh Weismer
Name:	Josh Weismer
Title:	Managing Director

CRAIG-HALLUM CAPITAL GROUP LLC

By:	/s/ Rick Hartfiel
Name:	Rick Hartfiel
Title:	Partner